THE GABELLI SMALL CAP GROWTH FUND

                               SEMI-ANNUAL REPORT
                                MARCH 31, 2001(A)

                        [GRAPHIC OF FOUR STARS OMITTED.]

     MORNINGSTAR RATED GABELLI SMALL CAP GROWTH FUND 4 STARS OVERALL AND FOR
           THE THREE- AND FIVE-YEAR PERIODS ENDED 03/31/01 AMONG 4298
                 AND 2653 DOMESTIC EQUITY FUNDS, RESPECTIVELY.



TO OUR SHAREHOLDERS,

      The decelerating economy and widespread earnings disappointments continued to erode investor confidence in the first quarter of 2001. Three 50 basis point Federal Reserve Board ("Fed") rate cuts were not enough to improve investors' moods. Richly valued growth stocks, especially technology stocks, were hit the hardest, but more reasonably priced equities were dragged down as well.

      Small cap stocks, represented by the Russell 2000 Index, continued to outperform large cap securities due to, in our opinion, a reflection of better earnings growth rates and more reasonable valuations in the small cap sector. A relatively good stock picking batting average this quarter helped The Gabelli Small Cap Growth Fund (the "Fund") materially outperform its Russell 2000 benchmark.

INVESTMENT PERFORMANCE

      For the quarter ended March 31, 2001, the Fund's total return declined 1.39%. The Value Line Composite and Russell 2000 Indices declined 1.23% and 6.51%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 5.76% over the trailing twelve-month period. The Value Line Composite rose 4.11%, while the Russell 2000 Index fell 15.33%, over the same twelve-month period.

      For the two-year period ended March 31, 2001, the Fund's total return averaged 15.96% annually, versus average annual total returns of 11.53% and 7.82% for the Value Line Composite and Russell 2000 Index, respectively. For the five-year period ended March 31, 2001, the Fund's total return averaged 12.50% annually, versus average annual total returns of 12.99% and 7.76% for the Value Line Composite and Russell 2000 Index, respectively. Since inception on October 22, 1991 through March 31, 2001, the Fund had a cumulative total return of 322.17%, which equates to an average annual total return of 16.46%.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                  Calendar Quarter
                                              --------------------------------------------------
                                      1st        2nd         3rd         4th           Year
                                      ---        ---         ---         ---           ----
 2001:    Net Asset Value ......    $18.45         --         --           --            --
          Total Return .........     (1.4)%        --         --           --            --
------------------------------------------------------------------------------------------------
 2000:    Net Asset Value ......    $22.24      $22.27      $23.60       $18.71       $18.71
          Total Return .........      3.8%        2.4%        3.6%         1.1%        11.3%
------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ......    $19.59      $22.94      $21.84       $21.43       $21.43
          Total Return .........     (6.8)%      17.1%       (4.8)%        9.9%        14.2%
------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ......    $23.93      $23.59      $18.81       $21.01       $21.01
          Total Return .........     10.9%       (1.4)%     (20.3)%       14.7%         0.0%
------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ......    $19.11      $22.23      $25.42       $21.58       $21.58
          Total Return .........      3.1%       16.3%       14.7%        (0.8)%       36.5%
------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ......    $19.65      $20.68      $20.02       $18.53       $18.53
          Total Return .........      6.2%        5.2%       (3.2)%        3.4%        11.9%
------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ......    $17.03      $17.88      $19.34       $18.50       $18.50
          Total Return .........      7.4%        5.0%        8.2%         2.6%        25.2%
------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ......    $16.76      $16.33      $17.24       $15.85       $15.85
          Total Return .........     (3.6)%      (2.6)%       5.6%        (2.1)%       (2.9)%
------------------------------------------------------------------------------------------------
 1993:    Net Asset Value ......    $15.46      $15.74      $16.90       $17.38       $17.38
          Total Return .........      6.6%        1.8%        7.4%         5.3%        22.8%
------------------------------------------------------------------------------------------------
 1992:    Net Asset Value ......    $13.42      $13.41      $13.10       $14.50       $14.50
          Total Return .........      9.9%       (0.1)%      (2.3)%       12.1%        20.3%
------------------------------------------------------------------------------------------------
 1991:    Net Asset Value ......       --          --         --         $12.21       $12.21
          Total Return .........       --          --         --          22.9%(b)     22.9%(b)
------------------------------------------------------------------------------------------------

                    Dividend History
--------------------------------------------------------
Payment (ex) Date    Rate Per Share   Reinvestment Price
-----------------    --------------   ------------------
December 20, 2000        $4.782            $17.40
December 20, 1999        $2.462            $20.55
December 21, 1998        $0.534            $19.80
December 29, 1997        $3.590            $21.29
September 30, 1997       $0.070            $25.42
December 27, 1996        $2.160            $18.46
December 29, 1995        $1.340            $18.50
December 30, 1994        $1.030            $15.85
December 31, 1993        $0.420            $17.38
December 31, 1992        $0.185            $14.50
December 31, 1991        $0.080            $12.21

  --------------------------------------------------------
          Average Annual Returns - March 31, 2001 (a)
          -------------------------------------------
  1 Year .....................................       5.76%
  5 Year .....................................      12.50%
  Life of Fund (b) ...........................      16.46%
  --------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------

COMMENTARY

THE RECESSION PROOF ECONOMY?

      A decade long economic expansion led investors to believe that the business cycle had been tamed. With Alan Greenspan at the helm, the Fed had mastered the use of monetary policy to keep the economy from getting too hot or too cold, and sophisticated information systems and inventory management tools allowed corporate managements to respond quickly to the natural rhythms of the business cycle. Periodically, the economy might lose momentum, but every landing would be a soft one. The stock market might stall now and again, but the risk in equities was minimal. Think again!

      Despite Fed Chairman Greenspan's adept handling of monetary policy and technologically advanced inventory tracking systems, excesses did develop in the economy and the stock market. Businesses that had expanded capacity and production to meet consistently strong demand were caught by surprise when rapidly rising oil prices, declining stock portfolios, and a disputed Presidential election caused demand to dry up virtually overnight. Inventories backed up and had to be priced to move. Corporate earnings fell short of expectations and a grossly overvalued stock market tumbled.

     Just where are we today and where are we headed tomorrow? We believe this old-fashioned inventory correction, which has hurt corporate earnings and sent stocks sharply lower, will be relatively short-lived. Demand seems to be stabilizing, and as Fed rate cuts take hold and we get some tax relief this summer, demand should rebound. Inventories will be worked off and earnings should begin recovering in the first quarter of 2002.

 With equity valuations now much more reasonable, the stock market has a solid foundation to build upon.

                                                      [PYRAMID GRAPHIC OMITTED.]
                                                        PYRAMID TEXT AS FOLLOWS:
                                                                             EPS
                                                                             PMV
                                                                      MANAGEMENT
                                                                       CASH FLOW
                                                                        RESEARCH

                              EURO VS. U.S. DOLLAR
                               [GRAPHIC OMITTED.]
         EDGAR REPRESENTATION OF DATA POINTS USED IN GRAPHIC AS FOLLOWS.

         1999     2000     2001
         ----     ----     ----
Jan      1.1812   1.0155   0.94647
         1.176    1.0309   0.94772
         1.1636   1.0335   0.945
         1.1672   1.0324   0.95354
         1.1554   1.0294   0.94856
         1.1534   1.0252   0.94003
         1.1548   1.0322   0.94087
         1.1698   1.0281   0.95246
         1.1689   1.027    0.94862
         1.1591   1.0128   0.94197
         1.161    1.0121   0.93732
         1.1575   1.0115   0.93082
         1.1577   1.0133   0.94373
         1.1582   1.01     0.93687
         1.1566   1.0019   0.93747
         1.1577   1.0041   0.93887
         1.1481   1.0011   0.92581
         1.1395   0.989    0.92186
         1.1371   0.9765   0.92126
         1.1303   0.9757   0.91798
Feb      1.1328   0.9731   0.92673
         1.1339   0.9768   0.93087
         1.1306   0.9887   0.93872
         1.1283   0.976    0.93573
         1.1296   0.9783   0.93978
         1.13     0.9862   0.93043
         1.1331   0.9914   0.93316
         1.1303   0.9865   0.91834
         1.1282   0.9847   0.92661
         1.1189   0.9783   0.92898
         1.123    0.9834   0.92065
         1.1223   0.9842   0.91996
         1.1075   0.9863   0.90593
         1.1037   0.985    0.91632
         1.0993   1.006    0.91979
         1.0972   1.0017   0.90976
         1.1068   0.9931   0.90713
         1.0995   0.9763   0.90702
         1.0891   0.9669   0.90972
         1.0931   0.9643   0.90949
         1.0888   0.97     0.9129
Mar      1.0824   0.9619   0.92126
         1.0843   0.9618   0.92923
         1.0899   0.9603   0.93413
         1.0873   0.956    0.92897
         1.0961   0.9576   0.93121
         1.0932   0.9684   0.92763
         1.0936   0.9659   0.92777
         1.093    0.9648   0.93173
         1.0915   0.9644   0.93023
         1.1015   0.9696   0.91552
         1.099    0.971    0.91348
         1.0923   0.9694   0.90472
         1.0915   0.971    0.89273
         1.0918   0.9703   0.89826
         1.0921   0.9608   0.90543
         1.0871   0.9691   0.89718
         1.0743   0.9724   0.88787
         1.0716   0.9645   0.89256
         1.0732   0.9614   0.89561
         1.0808   0.9524   0.89116
         1.0782   0.9594   0.888
         1.0782   0.9574   0.8808
         1.0706   0.956    0.8791
Apr      1.0838   0.9588   0.88253
         1.0784   0.9647   0.89252
         1.0835   0.958    0.90149
         1.0786   0.959    0.89757
         1.0842   0.9588   0.90015
         1.078    0.9591   0.90142
         1.0779   0.9551   0.88877
         1.0717   0.9524   0.88566
         1.0688   0.9564   0.89243
         1.0608   0.955    0.88618
         1.063    0.9477   0.88157
         1.0612   0.9369   0.88377
         1.0598   0.9376   0.89109
         1.0634   0.9379   0.9032
         1.059    0.9396   0.89602
         1.0649   0.9265   0.89472
         1.0616   0.9217   0.89763
         1.0591   0.9083   0.90117
         1.0564   0.9089   0.89252
         1.0571   0.912    0.88734
         1.0593   0.9068   0.89386
         1.0724   0.8891   0.89248
May      1.0779   0.8907   0.88884
         1.0781   0.8953   0.89374
         1.0787   0.895    0.89184
         1.072    0.9023   0.88494
         1.0666   0.9097
         1.0626   0.9021
         1.065    0.908
         1.0672   0.9138
         1.0672   0.9053
         1.0641   0.8921
         1.063    0.8952
         1.0577   0.8946
         1.0593   0.9036
         1.0587   0.9032
         1.0471   0.9096
         1.0439   0.9072
         1.0422   0.931
         1.0449   0.9314
         1.0357   0.9328
         1.0355   0.9307
         1.0327   0.9432
         1.0296   0.9471
Jun      1.0438   0.957
         1.045    0.96
         1.0477   0.9548
         1.0516   0.9526
         1.0416   0.9544
         1.042    0.9619
         1.0298   0.959
         1.0329   0.953
         1.0368   0.9648
         1.0323   0.9622
         1.0323   0.9557
         1.0316   0.9455
         1.0372   0.9398
         1.0448   0.9358
         1.0373   0.9382
         1.0337   0.9444
         1.031    0.9444
         1.0236   0.9515
         1.0244   0.9545
         1.0249   0.9526
         1.0224   0.9548
         1.0198   0.9527
Jul      1.0186   0.9484
         1.0139   0.9521
         1.0176   0.9497
         1.0215   0.9401
         1.022    0.9339
         1.0203   0.9374
         1.0203   0.9351
         1.042    0.9322
         1.0526   0.9237
         1.0509   0.9292
         1.0497   0.9343
         1.0651   0.9314
         1.0627   0.9391
         1.0644   0.9413
         1.0719   0.9331
         1.0694   0.9246
         1.0661   0.9266
         1.068    0.9228
         1.0766   0.9137
         1.0793   0.9042
         1.077    0.9075
         1.0694   0.9105
Aug      1.0752   0.9019
         1.066    0.8991
         1.0636   0.9077
         1.0568   0.9046
         1.0557   0.9037
         1.0525   0.9135
         1.0505   0.9143
         1.0643   0.9152
         1.0654   0.9068
         1.0553   0.9027
         1.0506   0.8965
         1.0461   0.8967
         1.0441   0.9028
         1.046    0.9024
         1.0445   0.9002
         1.0581   0.8966
         1.0582   0.8924
         1.0689   0.8878
         1.0605   0.8993
         1.0581   0.8876
         1.059    0.8702
         1.0543   0.874
Sep      1.0402   0.8664
         1.04     0.8624
         1.0408   0.8596
         1.0385   0.864
         1.0418   0.8617
         1.0399   0.8572
         1.0408   0.85273
         1.046    0.85139
         1.05     0.84633
         1.0415   0.8559
         1.0466   0.87942
         1.0431   0.8738
         1.0509   0.88125
         1.0613   0.88067
         1.0643   0.88297
         1.0718   0.88421
         1.0703   0.87882
         1.0693   0.87453
         1.0704   0.87267
         1.0721   0.86906
         1.063    0.86855
Oct      1.0737   0.86816
         1.0758   0.87156
         1.0799   0.86436
         1.0887   0.85674
         1.0863   0.84906
         1.0833   0.85087
         1.0765   0.83908
         1.0808   0.84122
         1.0678   0.84057
         1.0666   0.83644
         1.0578   0.83645
         1.0532   0.82737
         1.0519   0.82733
         1.0518   0.84082
         1.0494   0.84331
         1.0506   0.84854
         1.0485   0.85876
         1.044    0.85787
         1.04     0.86187
         1.0363   0.85848
         1.0401   0.85851
Nov      1.0436   0.85538
         1.0315   0.85738
         1.0315   0.86238
         1.0312   0.85737
         1.0403   0.8571
         1.0297   0.85338
         1.0313   0.85173
         1.0327   0.84868
         1.0261   0.84595
         1.0176   0.8424
         1.0137   0.84014
         1.01     0.83829
         1.0077   0.85032
         1.0059   0.85445
         1.0023   0.8577
         1.0016   0.86943
         1.0252   0.87678
         1.0222   0.88763
         1.0263   0.88034
         1.0161   0.88813
Dec      1.0158   0.88912
         1.012    0.88422
         1.0067   0.87755
         1.0066   0.87742
         1.0169   0.87552
         1.0088   0.88608
         1.0066   0.89826
         1.0093   0.89288
         1.008    0.89025
         1.0162   0.90597
         1.0128   0.91123
         1.0136   0.92312
         1.0068   0.93057
         1.0045   0.92582
         1.0024   0.93934
         1.007

DAMN THE TORPEDOES, FULL SPEED AHEAD?

      Not just yet. Mr. Market is still in an ugly mood and we are facing a few more quarters of disturbing earnings news. Although stocks are now on more fundamentally solid ground, the market may not have hit bottom.

      Irrespective of what Mr. Market has in store for us over the next quarter or two, we are finding some very attractive opportunities in our small cap stock research universe. Today, we can buy some great little companies with good earnings and cash flow growth rates at what we believe to be bargain prices. We also expect merger and acquisition activity in the small cap sector to accelerate. In our Annual 2000 Shareholder Letter, we cited the new Accounting Principles Board rule changes and the raising of the bar for Hart-Scott-Rodino scrutiny as catalysts for increased deal activity in the small cap arena. To this, we add the strong probability of a more relaxed federal regulatory environment in the new Bush Administration, and a recent federal appeals court decision that may inspire sweeping changes in Federal Communications Commission ("FCC") regulations that have restrained consolidation in media industries.

ADDITIONAL CATALYSTS

     Going forward, new full disclosure regulations (so-called FD rules) should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag -- tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. In addition, too much focus was placed on short-term earnings dynamics rather than long term fundamentals. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating on fundamentals, particularly those focusing on the long ignored and undervalued small cap sector, should receive more support from Wall Street going forward. We believe this will benefit value oriented fundamentalists such as yours truly. Some have described our research process as "going belly to belly" with management, and seeing customers and competitors. This will help Wall Street refocus its research on smaller companies as they provide good insights into larger companies in an industry.

      Currently, the Financial Accounting Standards Board ("FASB") is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years -- impacting reported earnings. Under the new proposal by the FASB (which is still being drafted by the FASB), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down when necessary. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.

                               U.S. DEAL ACTIVITY
                               [GRAPHIC OMITTED.]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.


1991               $135,000,000,000
1992                150,000,000,000
1993                234,000,000,000
1994                340,000,000,000
1995                511,000,000,000
1996                652,000,000,000
1997                919,000,000,000
1998              1,620,000,000,000
1999              1,745,000,000,000
2000              1,833,000,000,000


      An added element spurring on M&A activity is the change in the Hart-Scott-Rodino ("HSR") Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under Hart-Scott-Rodino. Effective February 1, 2001, this "bar" has been raised to $50 million -- permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

      Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's P&L, creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)


SOURCES                                1997       1998      1999       2000
-------                              ------     ------    ------     ------
U.S. Deals                             $919     $1,620    $1,745     $1,833
Stock Buybacks                          181        207       176        227
Mutual Fund                             232        159       222        297
Dividends                               335        352       371        400
                                     ------     ------    ------     ------
TOTAL SOURCES:                       $1,667     $2,338    $2,514     $2,757
                                     ======     ======    ======     ======

SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
--------------------------------------------------------------------------------

DEAL ACTIVITY

     A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Small Cap Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

----------------------------------------------------------------------------------------------------------------
                              2001 COMPLETED DEALS


                                          NUMBER     AVERAGE COST     CLOSING
   FUND HOLDING                        OF SHARES (a) PER SHARE (b)    PRICE (c)    CLOSING DATE   % RETURN (d)
   ------------                        ---------     ---------        -----        ------------   --------
   FIRST QUARTER 2001 ANNOUNCED DEALS
   ----------------------------------
   MicroTouch Systems Inc.                  4,000       $14.01         $21.00       01/03/01        49.89%
   Block Drug Co. Inc., Cl. A              48,000        35.63          52.94       01/12/01        48.58%
   Mikasa Inc.                             52,000        13.79          16.47       01/16/01        19.43%
   Basin Exploration Inc.                   6,000        15.52          21.25       02/02/01        36.92%
   Delco Remy International Inc.            5,000         7.05           9.46       02/23/01        34.18%
   Azurix Corp.                           820,000         6.47           8.38       03/19/01        29.52%

   FIRST QUARTER 2001 FINANCIAL ENGINERING
   ---------------------------------------
   Bowlin Outdoor Advertising
      & Travel Centers Inc.                30,000         5.03           8.05       02/01/01        60.04%
   RPC Inc.                               292,500         3.14          10.60       03/01/01       237.58%
----------------------------------------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

 NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

----------------------------------------------------------------------------------------------------------------

THIS QUARTER'S SCORECARD

      The prospect of significant changes in FCC policy refocused investor attention on small group broadcasters such as Granite Broadcasting, Ackerley Group, and Gray Communications, all of which performed well this quarter. Broadcaster/publisher Media General also posted a good gain. The rest of our top performers contained the usual eclectic group of stocks from a variety of industries including: auto-parts (WHX Corp., Standard Motor Products, and Modine); golf equipment (Adams Golf); retailing (Sports Authority); travel services (Bowlin Travel Centers); and theme parks (Six Flags, Inc.).

      The bottom of our performance rankings list also contained a variety of stray dogs of different breeds including: theatre operator Loews Cineplex; regional telecommunications services provider CTS Corp.; and trade publisher Penton Media Group.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AZTAR CORP. (AZR - $10.61 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City; Tropicana Resort and Casino in Las Vegas; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also operates riverboats in Caruthersville, Missouri and Evansville, Indiana.

CLARCOR INC. (CLC - $23.10 - NYSE), founded in 1904, is a U.S.-based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and film.

CRANE CO. (CR - $26.05 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves and industrial controls. In April 2001, Eric Fast will become CEO of Crane. He previously served as Co-Head of Global Investment Banking at Solomon Smith Barney and brings to Crane important skills in deal-making, finance and public markets. We believe his appointment is timely, as the company plans to use its free cash flow to augment internal revenue and earnings growth with acquisitions. The combination of higher top line growth, strong balance sheet with a 26% net debt-to-capital ratio, an estimated $700 million ($12 per share) of free cash flow over the next five years and an active stock repurchase and debt reduction program underscore our enthusiasm for the stock.

FLOWSERVE CORP. (FLS - $22.44 - NYSE) manufactures pumps, valves, actuators and seals that provide a range of flow management services. Last year Flowserve acquired Ingersoll-Dresser Pump from Ingersoll-Rand, creating the world's largest pump company serving the petroleum, chemical and power industries and the second largest pump company overall. By the end of 2001, management anticipates $75 million of savings from the acquisition coming from cutting costs in the manufacturing facilities, corporate office and duplicate staff. We think the amount is conservative and additional profits can come from lower material costs, improved product mix and asset sales. Furthermore, with industry dynamics improving, top line growth and selling prices may be better than expected, creating positive earning surprises.

KAMAN CORP. (KAMNA - $16.375 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

LIBERTY CORP. (LC - $33.99 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million. The company is now debt-free and focused on its broadcasting operations.

SENSIENT TECHNOLOGIES CORP. (SXT - $22.78 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through ten acquisitions. These acquisitions have expanded both its product line and distribution. Sensient also manufactures yeast products through its Red Star Yeast division. The company expects to sell Red Star by the middle of 2001.

UNITED TELEVISION INC. (UTVI - $113.75 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $63.25 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $121.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, 2000, News Corp. (NWS - $31.40 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                    WHO                       WHEN
                    ---                       ----
Special Chats:      Mario J. Gabelli          First Monday of each month
                    Howard Ward               First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                    MAY                 JUNE                JULY
                    ---                 ----                ----
1st Wednesday       Ivan Arteaga        Hart Woodson        July 4th - Holiday
2nd Wednesday       Walter Walsh        Kellie Stark        Charles Minter
3rd Wednesday       Jeff Fahrenbruch    Ivan Arteaga        Walter Walsh
4th Wednesday       Tim O'Brien         Barbara Marcin      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Small cap stocks were treated rather benignly in a market sinking under the weight of a troubled economy, widespread earnings disappointments, and excessive valuations. We see some light at the end of the economic tunnel and believe the market will stabilize and begin recovering in the second half of this year. As we ride out the current market storm, we remain focused on high quality small companies trading at reasonable valuations relative to earnings growth prospects and/or at discounts to asset values. These types of stocks have held up well over the last several quarters and we believe they can excel when the market rights itself.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                               Sincerely,

                                               /S/ SIGNATURE OF MARIO J. GABELLI

                                               MARIO J. GABELLI, CFA
                                               Portfolio Manager and
                                               Chief Investment Officer
May 4, 2001


       -------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2001
                                 --------------
       Sensient Technologies Corp.                 Crane Co.
       Flowserve Corp.                             Kaman Corp.
       Carter-Wallace Inc.                         CLARCOR Inc.
       United Television Inc.                      Aztar Corp.
       Liberty Corp.                               Thomas Industries Inc.
       -------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----
              COMMON STOCKS -- 90.5%
              AGRICULTURE -- 0.1%
     15,000   Cadiz Inc.+ .................       $    147,947     $    149,062
     11,000   Sylvan Inc. .................            110,231          137,500
                                                  ------------     ------------
                                                       258,178          286,562
                                                  ------------     ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.0%
    100,000   Acktion Co.+ ................          1,273,170        1,016,138
     15,000   ArvinMeritor Inc. ...........            419,956          205,950
     30,000   Borg-Warner Automotive Inc. .          1,142,334        1,202,100
     35,000   Exide Corp. .................            323,357          287,000
    100,000   Federal-Mogul Corp. .........            198,750          293,000
    260,000   GenCorp Inc. ................          2,375,036        2,761,200
     15,000   Lund International
                Holdings Inc.+ ............            120,417           13,594
     95,000   Midas Inc. ..................          1,551,684        1,244,500
    125,000   Modine Manufacturing Co. ....          3,625,956        3,218,750
      5,250   Monro Muffler Brake Inc.+ ...             52,860           57,094
    190,000   Scheib (Earl) Inc.+ .........          1,301,170          475,000
    155,000   Standard Motor
               Products Inc. ..............          2,484,369        1,643,000
     18,000   Strattec Security Corp.+ ....            456,646          571,500
     55,000   Superior Industries
                International Inc. ........          1,474,599        1,901,350
    157,200   TransPro Inc. ...............          1,398,501          416,580
                                                  ------------     ------------
                                                    18,198,805       15,306,756
                                                  ------------     ------------
              AVIATION: PARTS AND SERVICES -- 3.5%
     20,000   AAR Corp. ...................            266,000          255,200
     90,000   Aviall Inc.+ ................            809,103          598,500
     23,000   Barnes Group Inc. ...........            448,712          437,000
     62,000   Curtiss-Wright Corp. ........          1,266,939        2,991,500
      7,500   Ducommun Inc. ...............             80,125           96,000
      5,900   EDO Corp. ...................             37,570           88,500
    150,000   Fairchild Corp., Cl. A+ .....          1,629,424          738,000
     26,500   Hi-Shear Industries Inc. ....             58,141           72,875
    318,500   Kaman Corp., Cl. A ..........          5,683,792        5,215,437
     80,000   Moog Inc., Cl. A+ ...........          1,630,172        2,840,000
                                                  ------------     ------------
                                                    11,909,978       13,333,012
                                                  ------------     ------------
              BROADCASTING -- 7.3%
    274,000   Ackerley Group Inc. .........          3,830,149        3,301,700
     35,000   Acme Communications Inc.+ ...            444,150          369,687
     35,000   Crown Media
                Holdings Inc., Cl. A+ .....            511,244          665,000
    400,000   Granite Broadcasting Corp.+ .          2,386,439          587,500
     55,000   Gray Communications
                Systems Inc. ..............            777,826          978,450
    170,100   Gray Communications
                Systems Inc., Cl. B                  2,171,691        2,755,620
     53,000   Hearst-Argyle
                Television Inc.+ ..........            472,735        1,091,800


                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

    162,000   Liberty Corp. ...............       $  5,132,667     $  5,506,380
     70,000   On Command Corp.+ ...........            789,826          437,500
    240,000   Paxson Communications
                Corp., Cl. A+ .............          2,513,356        2,340,000
     93,500   Salem Communications
                Corp., Cl. A+ .............          1,484,064        1,519,375
    120,000   Sinclair Broadcast
                Group Inc.+ ...............          1,299,875          870,000
     30,000   Spanish Broadcasting
                System Inc., Cl. A+ .......            315,325          195,000
      3,000   TiVo Inc.+ ..................             48,750           15,562
     48,500   United Television Inc. ......          1,139,765        5,516,875
      2,500   Wink Communications Inc.+ ...             29,375           12,500
     55,000   Young Broadcasting Inc.,
                Cl. A+ ....................          1,569,283        1,725,625
                                                  ------------     ------------
                                                    24,916,520       27,888,574
                                                  ------------     ------------
              BUILDING AND CONSTRUCTION -- 0.9%
     10,000   Florida Rock Industries Inc.             173,113          394,600
     25,000   Huttig Building
                Products Inc.+ ............             90,165          104,250
     94,000   Nortek Inc.+ ................          1,445,294        2,570,900
     37,000   Universal Forest
                Products Inc. .............            475,937          559,625
                                                  ------------     ------------
                                                     2,184,509        3,629,375
                                                  ------------     ------------
              BUSINESS SERVICES -- 2.4%
     50,000   ANC Rental Corp.+ ...........            298,125          150,000
     57,000   Berlitz International Inc.+ .          1,010,748          754,680
    610,400   Career Blazers Inc. .........            236,019          107,125
      6,000   Carlisle Holdings Ltd.+ .....             30,250           29,625
      1,000   CheckFree Corp.+ ............              9,040           29,437
     22,000   Data Broadcasting Corp.+ ....            121,252          167,062
     40,000   Donnelley (R.H.) Corp. ......            547,665        1,160,000
     19,000   Fisher Scientific
                International Inc.+ .......            438,250          673,360
     75,000   Industrial Distribution
                Group Inc.+ ...............            324,075          150,000
     52,000   Key3Media Group Inc.+ .......            301,600          618,800
     14,000   Landauer Inc. ...............            252,196          292,460
      5,000   MDC Communications
                Corp., Cl. A+ .............             53,950           33,750
     60,000   Nashua Corp.+ ...............            676,435          264,000
    110,000   National Processing Inc.+ ...            981,933        2,044,900
    105,000   Paxar Corp.+ ................          1,213,161        1,312,500
     25,000   Pittson Brink's Group .......            583,959          542,500
      6,000   Princeton Video Image Inc.+ .             35,250           26,250
     50,000   Professional Staff plc,
                ADR + .....................            276,531          237,500
      3,000   PubliCard Inc.+ .............             25,500            4,500
     87,000   Trans-Lux Corp. (a) .........            734,323          400,200

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
      8,000   Wackenhut Corp., Cl. A ......       $    118,092     $    114,560
      6,187   Wackenhut Corp., Cl. B ......             52,368           64,407
                                                  ------------     ------------
                                                     8,320,722        9,177,616
                                                  ------------     ------------
              CABLE -- 0.3%
    100,000   UnitedGlobalCom Inc.,
                Cl. A+ ....................            871,593        1,312,500
                                                  ------------     ------------
              CLOSED END FUNDS -- 0.7%
     45,000   Central European Equity
                Fund Inc. .................            608,109          506,700
     78,000   Dresdner RCM Europe
                Fund Inc. .................            611,900          713,700
     33,466   France Growth Fund Inc. .....            342,657          295,170
     32,000   Germany Fund Inc. ...........            358,820          264,320
     27,808   Italy Fund Inc. .............            243,042          264,176
     65,000   New Germany Fund Inc. .......            764,184          470,600
     11,000   Spain Fund Inc. .............            103,029          101,200
                                                  ------------     ------------
                                                     3,031,741        2,615,866
                                                  ------------     ------------
              COMMUNICATIONS EQUIPMENT -- 0.6%
    119,000   Allen Telecom Inc.+ .........          1,302,814        1,535,100
    108,000   Communications
                Systems Inc. ..............            646,601          918,000
                                                  ------------     ------------
                                                     1,949,415        2,453,100
                                                  ------------     ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.5%
      8,000   Anacomp Inc. ................              2,500              560
    100,000   Bull Run Corp.+ .............            342,919          166,000
      1,000   Cylink Corp. ................              3,375            2,000
     28,000   Global Sources Ltd.+ ........            818,187          224,000
     42,000   Internet.com Corp.+ .........            621,000          152,250
        200   Macromedia Inc.+ ............              2,370            3,212
     14,188   MKS Instruments Inc. + ......            272,678          265,451
     12,000   NBC Internet Inc., Cl. A+ ...             56,698           17,250
     18,000   Phoenix Technologies Ltd.+ ..            124,105          249,750
    380,000   Tyler Technologies Inc. .....          1,525,839          722,000
                                                  ------------     ------------
                                                     3,769,671        1,802,473
                                                  ------------     ------------
              CONSUMER PRODUCTS -- 4.8%
      9,000   Action Performance
               Companies Inc.+                          41,312          101,250
     20,000   Adams Golf Inc.+ ............             87,955           23,750
     35,000   Ashworth Inc.+ ..............            151,031          225,312
    225,000   Carter-Wallace Inc. .........          3,573,239        5,604,750
     42,000   Church & Dwight Co. Inc. ....            428,925          912,660
     12,000   Coachmen Industries Inc. ....             80,758          107,400
     18,000   Department 56 Inc.+ .........            195,285          160,200
     35,000   Dial Corp. ..................            389,531          437,500
     20,000   Elizabeth Arden Inc.+ .......            242,740          340,000

                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

     27,000   Genlyte Group Inc.+ .........       $    109,387     $    744,187
      3,000   Harley Davidson Inc. ........              7,069          113,850
    182,000   Hartmarx Corp.+ .............            899,443          578,760
     30,000   International Flavors &
                Fragrances Inc. ...........            541,615          661,800
     10,000   Madden (Steven) Ltd. ........             86,222          146,875
    176,000   Marine Products Corp.+ ......            253,654          466,400
     50,000   National Presto
               Industries Inc.                       1,859,987        1,497,500
      5,000   Nature's Sunshine
                Products Inc. .............             68,955           34,687
     39,800   Rayovac Corp.+ ..............            515,690          694,510
      3,700   Scotts Co., Cl. A+ ..........             71,962          140,785
      8,000   Skyline Corp. ...............            142,678          172,560
     14,000   Stewart Enterprises Inc., Cl  A           65,467           69,562
    300,000   Weider Nutrition
                International Inc. ........          1,358,905          861,000
    300,000   Wolverine World Wide Inc. ...          3,776,950        4,374,000
                                                  ------------     ------------
                                                    14,948,760       18,469,298
                                                  ------------     ------------
              CONSUMER SERVICES -- 0.8%
     30,000   Bowlin Travel Centers Inc.+ .             22,611           30,937
     15,000   Collectors Universe Inc. ....             74,125           24,844
     40,000   Loewen Group Inc. ...........             60,400            3,200
      4,000   Martha Stewart Living
                Omnimedia Inc., Cl. A+ ....             61,775           72,000
     20,000   Response USA Inc.+ ..........             16,500            1,500
    160,000   Rollins Inc. ................          3,138,659        3,088,000
                                                  ------------     ------------
                                                     3,374,070        3,220,481
                                                  ------------     ------------
              DIVERSIFIED INDUSTRIAL -- 9.0%
     99,500   Ampco-Pittsburgh Corp. ......            966,406        1,169,125
      8,000   Anixter International Inc.+ .             76,160          192,800
    205,000   Baldor Electric Co. .........          3,996,090        4,315,250
     13,400   Chemed Corp. ................            470,207          465,650
    205,000   Crane Co. ...................          4,016,765        5,340,250
     89,000   Denison International plc,
                ADR+ ......................          1,196,199        1,323,875
    100,000   Gardner Denver
                Machinery Corp.+ ..........          1,166,751        1,960,000
     20,000   GATX Corp. ..................            818,803          849,200
    120,000   GenTek Inc. .................          1,373,756        1,560,000
     26,000   Harbor Global Co. Ltd.+ .....            122,937          173,875
     42,000   Katy Industries Inc. ........            547,312          294,000
     90,000   Lamson & Sessions Co.+ ......            699,437          658,800
     72,000   Lindsay Manufacturing Co. ...            697,035        1,332,000
    136,300   MagneTek Inc. ...............          1,330,101        1,285,309
      1,000   Matthews International
                Corp., Cl. A ..............             24,312           32,719
    145,100   Myers Industries Inc. .......          2,025,467        1,958,850
    610,400   Noel Group Inc.+ ............            222,822          301,421
     60,000   Oil-Dri Corporation of America           713,216          444,000


                 See accompanying notes to financial statements.
                                        11

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

              COMMON STOCKS (CONTINUED)
              DIVERSIFIED INDUSTRIAL (CONTINUED)
    140,000   Park-Ohio Holdings Corp.+ ...       $  1,880,012     $    647,500
    115,000   Roper Industries Inc. .......          3,160,253        4,117,000
     65,000   Standex International Corp. .          1,318,407        1,491,750
      5,000   Tech/Ops Sevcon Inc. ........             54,688           38,750
    225,000   Thomas Industries Inc. ......          2,353,556        4,657,500
     50,000   WHX Corp.+ ..................            299,344           69,500
                                                  ------------     ------------
                                                    29,530,036       34,679,124
                                                  ------------     ------------
              EDUCATIONAL SERVICES -- 0.1%
    101,000   Whitman Education
               Group Inc.+ ................            267,016          303,000
                                                  ------------     ------------
              ELECTRONICS -- 1.2%
    190,000   Oak Technology Inc.+ ........          1,506,284        1,122,185
    210,000   Thomas & Betts Corp. ........          3,897,531        3,645,600
                                                  ------------     ------------
                                                     5,403,815        4,767,785
                                                  ------------     ------------
              ENERGY AND UTILITIES -- 4.9%
     40,000   AGL Resources Inc. ..........            746,290          876,400
      9,000   Birmingham Utilities Inc. ...            153,144          125,460
     41,000   Callon Petroleum Co.+ .......            594,237          506,350
     35,000   CH Energy Group Inc. ........          1,524,219        1,548,750
     10,000   Chesapeake Utilities Corp. ..            187,062          182,000
     18,000   Connecticut Water
                Service Inc. ..............            542,051          594,000
     50,000   Covanta Energy Corp.+ .......            676,001          840,000
     70,000   El Paso Electric Co.+ .......            925,038        1,022,000
     50,000   Florida Public Utilities Co.             792,700          750,000
    150,000   Kaneb Services Inc.+ ........            549,250          892,500
     15,000   Petroleum Geo-Services ASA+              239,369          134,250
      2,000   PetroQuest Energy Inc.+ .....              5,250           10,062
     25,000   RGS Energy Group Inc. .......            804,717          925,000
    292,500   RPC Inc. ....................            919,746        3,591,900
      8,500   SJW Corp. ...................            970,537          677,875
      1,968   Southern Union Co. ..........             39,237           41,328
    110,000   Southwest Gas Corp. .........          1,915,596        2,293,500
      2,384   Stone Energy Corp.+ .........             93,095          117,460
     15,000   Tesoro Petroleum Corp. ......            209,500          186,750
      4,000   Toreador Resources Corp.+ ...             15,250           23,875
     30,000   Waterlink Inc. ..............             81,750            8,100
    152,000   Western Resources Inc. ......          2,528,033        3,625,200
                                                  ------------     ------------
                                                    14,512,072       18,972,760
                                                  ------------     ------------
              ENTERTAINMENT -- 3.0%
    100,000   Dover Downs
                Entertainment Inc.+ .......          1,244,600        1,250,000
     45,000   Fisher Companies Inc. .......          2,903,992        2,328,750
    158,000   GC Companies Inc.+ ..........          2,312,304          352,340
     72,000   Gemstar-TV Guide
                International Inc.+ .......            908,282        2,070,000


                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

      2,500   International Speedway Corp.        $     45,000     $     94,687
     16,000   International Speedway Corp.,
                Cl. A .....................            515,479          593,000
     20,000   Liberty Digital Inc.+ .......            109,171          125,000
     18,000   Liberty Media Group, Cl. A+ .            143,120          252,000
     20,000   Loews Cineplex
                Entertainment Corp.+ ......             20,008            2,400
      5,000   Metromedia International
                Group Inc.+ ...............             33,425           15,650
     35,000   Six Flags Inc. ..............            487,460          677,250
     45,000   Topps Co. Inc.+ .............            213,634          455,625
    125,000   USA Networks Inc.+ ..........          1,331,146        2,992,187
     20,000   World Wrestling Federation
                Entertainment Inc.+ .......            274,956          267,200
                                                  ------------     ------------
                                                    10,542,577       11,476,089
                                                  ------------     ------------
              ENVIRONMENTAL SERVICES -- 1.8%
    175,000   Allied Waste Industries Inc.+          1,700,253        2,744,000
     20,000   Catalytica Energy
                Systems Inc.+ .............            323,215          418,750
    200,000   Republic Services Inc.+ .....          2,797,659        3,750,000
                                                  ------------     ------------
                                                     4,821,127        6,912,750
                                                  ------------     ------------
              EQUIPMENT AND SUPPLIES -- 13.7%
     37,000   Alltrista Corp.+ ............            544,999          482,480
    157,000   AMETEK Inc. .................          1,980,318        4,333,200
    480,000   Baldwin Technology Co. Inc.,
                Cl. A+ ....................          1,787,709          628,800
     95,000   Belden Inc. .................          1,998,608        1,904,750
     80,200   Brown & Sharpe Manufacturing
                Co., Cl. A ................            433,413          417,040
      7,000   Bway Corp.+ .................             86,619           23,450
        500   C&D Technologies Inc. .......              6,244           13,800
     10,000   Chase Industries Inc.+ ......            102,875          114,500
    120,000   CIRCOR International Inc.+ ..          1,323,034        1,776,000
    225,000   CLARCOR Inc. ................          2,650,732        5,197,500
     65,000   Core Materials Corp. ........            210,581           52,000
    210,000   Crown Cork & Seal Co. Inc.+ .            848,356          850,500
     17,500   CTS Corp. ...................             93,534          363,125
     75,000   Cuno Inc.+ ..................          1,249,481        2,175,000
      9,000   Danaher Corp. ...............            303,554          491,040
     55,000   Donaldson Co. Inc. ..........          1,252,986        1,467,950
     69,000   DONCASTERS plc, ADR+ ........            785,950        1,297,200
    260,000   Fedders Corp. ...............          1,549,050        1,456,000
    290,000   Flowserve Corp.+ ............          5,143,333        6,507,600
     55,500   Franklin Electric Co. .......          1,734,531        3,975,188
     40,000   General Magnaplate Corp. ....             83,763           60,000
     85,000   Gerber Scientific Inc. ......          1,096,088          566,950
     17,775   Gorman-Rupp Co. .............            276,467          328,838
     35,000   Graco Inc. ..................            700,646          980,000
     30,000   Hughes Supply Inc. ..........            440,551          438,600
     50,100   IDEX Corp. ..................            538,843        1,451,898


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

              COMMON STOCKS (CONTINUED)
              EQUIPMENT AND SUPPLIES (CONTINUED)
     70,000   Interpump Group SpA .........       $    315,941     $    259,287
     10,000   K-Tron International Inc.+ ..             74,933          151,200
      9,000   Littelfuse Inc.+ ............             62,500          226,125
     25,000   Lufkin Industries Inc. ......            440,895          498,438
     20,000   Met-Pro Corp. ...............            262,406          263,400
     10,000   Mueller Industries Inc.+ ....            242,656          300,400
      1,500   Plantronics Inc.+ ...........              3,849           26,655
     95,000   Raytech Corp.+ ..............            339,135          280,250
     30,000   Robbins & Myers Inc. ........            564,553          768,000
      3,500   Sames Corp. .................             61,294           32,900
     40,000   Sequa Corp., Cl. A+ .........          1,477,615        1,560,000
     16,500   Sequa Corp., Cl. B+ .........          1,021,453          915,750
     73,600   SL Industries Inc. ..........            955,540          964,160
      3,000   Smith (A.O.) Corp. ..........             49,213           58,590
     15,000   Smith (A.O.) Corp., Cl. A ...            336,569          285,000
     74,500   SPS Technologies Inc.+ ......          2,296,983        3,356,970
     60,000   Sybron Dental Specialties Inc.+        1,095,365        1,260,000
      5,000   Teleflex Inc. ...............             76,167          204,750
     41,500   Tennant Co. .................          1,298,195        1,753,375
     50,000   UCAR International Inc.+ ....            711,847          580,000
     30,000   United Dominion
                Industries Ltd. ...........            420,894          630,000
      5,000   Valmont Industries Inc. .....             40,625           84,688
      7,875   Watsco Inc., Cl. B ..........             23,627           91,350
     36,200   Watts Industries Inc., Cl. A             424,269          604,540
     10,000   Wolverine Tube Inc.+ ........            118,490          126,500
                                                  ------------     ------------
                                                    39,937,279       52,635,737
                                                  ------------     ------------
              FINANCIAL SERVICES -- 3.3%
      4,590   Alleghany Corp. .............            878,762          918,000
     45,000   Argonaut Group Inc. .........            990,419          714,375
     68,000   Bankgesellschaft Berlin AG ..          1,408,705          589,119
    120,000   BKF Capital Group Inc. ......          2,060,879        2,520,000
    155,000   CNA Surety Corp. ............          1,892,606        2,058,400
      1,000   Crazy Woman Creek
                Bancorp Inc. ..............             12,040           13,000
     45,000   Danielson Holding Corp.+ ....            165,200          207,000
      3,000   Federal Agricultural
                Mortgage Corp., Cl. C+ ....             24,000           71,550
     45,000   Gainsco Inc. ................            291,025           81,000
     18,000   Hibernia Corp., Cl. A .......            140,063          251,460
    282,000   J Net Enterprises Inc. ......          3,134,482        1,438,200
      3,000   LandAmerica Financial Group .             41,015          106,740
     22,500   Metris Companies Inc. .......            211,831          467,550
    104,000   Midland Co. .................          1,521,225        3,302,000
      1,500   Net.B@nk Inc.+ ..............              6,000           13,125
                                                  ------------     ------------
                                                    12,778,252       12,751,519
                                                  ------------     ------------


                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

              FOOD AND BEVERAGE -- 5.6%
     90,000   Advantica Restaurant
                Group Inc.+ ...............       $    187,580     $     81,563
     10,000   Brown-Forman Corp., Cl. A ...            530,738          625,000
      5,000   Cheesecake Factory Inc.+ ....             37,036          184,062
      2,500   Farmer Brothers Co. .........            389,323          597,344
     24,600   Flowers Foods Inc.+ .........            492,000          494,460
        500   Genesee Corp., Cl. A ........             13,375           11,781
     21,000   Genesee Corp., Cl. B ........            628,317          506,625
      1,500   Hain Celestial Group Inc.+ ..             18,083           43,500
     10,000   International Multifoods Corp.           199,921          192,500
     85,000   J & J Snack Foods Corp.+ ....          1,326,958        1,429,063
     10,000   Midwest Grain Products Inc. .            160,371           82,500
     12,000   Mondavi (Robert) Corp.+ .....            394,813          537,750
     10,000   Northland Cranberries Inc.,
                Cl. A .....................             12,907           10,625
      4,000   Omni Nutraceuticals Inc .....             13,563              800
    256,910   PepsiAmericas Inc. ..........          3,574,296        4,007,796
     70,000   Ralcorp Holdings Inc.+ ......            993,684        1,253,000
    300,000   Sensient Technologies Corp. .          6,069,615        6,834,000
     66,000   Smucker (J.M.) Co. ..........          1,193,070        1,729,200
     33,585   Tootsie Roll Industries Inc.             556,711        1,549,957
     20,000   Triarc Companies Inc. .......            491,325          492,000
    495,000   Twinlab Corp.+ ..............          2,827,947          649,688
                                                  ------------     ------------
                                                    20,111,633       21,313,214
                                                  ------------     ------------
              HEALTH CARE -- 1.6%
     70,000   Apogent Technologies Inc.+ ..          1,453,118        1,416,800
     10,000   Corixa Corp.+ ...............            196,695           80,000
     66,000   Del Global
                Technologies Corp.+ .......            588,197           74,250
     93,000   Inamed Corp.+ ...............          2,406,324        2,208,750
     24,200   Invitrogen Corp.+ ...........          1,435,416        1,327,370
     15,000   Nabi+ .......................            105,625           92,813
     52,000   Penwest Pharmaceuticals Co. .            375,174          643,500
    120,000   Women First
                HealthCare Inc.+ ..........            218,499          345,000
                                                  ------------     ------------
                                                     6,779,048        6,188,483
                                                  ------------     ------------
              HOME FURNISHINGS -- 0.5%
     11,000   Bassett Furniture
                Industries Inc. ...........            215,841          140,250
      4,000   Bed Bath & Beyond Inc.+ .....             11,125           98,250
    184,550   Carlyle Industries Inc.+ ....             76,753           40,601
     17,000   Foamex International Inc. ...            145,935           87,125
     30,000   La-Z-Boy Chair Co. ..........            218,125          534,000
     70,000   Oneida Ltd. .................            732,976        1,116,500
                                                  ------------     ------------
                                                     1,400,755        2,016,726
                                                  ------------     ------------


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                     MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----
              COMMON STOCKS (CONTINUED)
              HOTELS AND GAMING -- 3.6%
    440,000   Aztar Corp.+ ................       $  3,002,154     $  4,668,400
    120,000   Boca Resorts Inc., Cl. A+ ...          1,585,001        1,392,000
     15,000   Boyd Gaming Corp.+ ..........            132,500           50,550
     22,000   Churchill Downs Inc. ........            463,838          672,100
     40,000   Extended Stay America Inc.+ .            448,203          600,000
     99,300   Gaylord Entertainment Co. ...          2,974,193        2,641,380
      5,000   Jurys Hotel Group plc .......             27,762           34,256
     50,000   Lakes Gaming Inc.+ ..........            634,930          465,625
     15,000   Magna Entertainment Corp.,
                Cl. A+ ....................             81,688           62,813
     90,000   Park Place Entertainment Corp.+         840,1969           22,500
     30,000   Penn National Gaming Inc.+ ..            300,448          375,000
      3,000   Station Casinos Inc.+ .......             13,350           41,430
     67,645   Sun International
                Hotels Ltd.+ ..............          1,305,405        1,555,835
     80,000   Trump Hotels & Casino
                Resorts Inc.+ .............            742,739          173,600
     18,000   Youbet.com Inc.+ ............             62,500            7,875
                                                  ------------     ------------
                                                    12,614,907       13,663,364
                                                  ------------     ------------
              METALS AND MINING -- 0.5%
    676,700   Echo Bay Mines Ltd.+ ........          1,207,209          439,855
     70,000   Placer Dome Inc. ............            653,970          605,500
    190,000   Royal Oak Mines Inc.+ .......            322,487              760
     26,000   Stillwater Mining Co.+ ......            350,083          703,300
    300,000   TVX Gold Inc.+ ..............          1,285,359          276,000
                                                  ------------     ------------
                                                     3,819,108        2,025,415
                                                  ------------     ------------
              PAPER AND FOREST PRODUCTS -- 1.0%
    135,000   Greif Bros. Corp., Cl. A ....          2,673,603        3,796,875
                                                  ------------     ------------
              PUBLISHING -- 4.1%
    242,556   Independent News &
                Media plc, Dublin .........            380,260          546,790
    130,000   Journal Register Co.+ .......          2,085,017        2,133,300
     15,000   Lee Enterprises Inc. ........            363,318          456,750
     42,000   McClatchy Newspapers Inc.,
                Cl. A .....................          1,026,211        1,696,800
     70,000   Media General Inc., Cl. A ...          1,704,201        3,227,000
     25,000   Meredith Corp. ..............            387,033          872,750
    125,000   Penton Media Inc. ...........          1,609,549        1,818,750
     60,000   Pulitzer Inc. ...............          1,367,165        3,324,000
    195,000   Thomas Nelson Inc. ..........          2,185,179        1,261,650
     12,000   Wiley (John) & Sons Inc., Cl  B           46,500          226,800
                                                  ------------     ------------
                                                    11,154,433       15,564,590
                                                  ------------     ------------
              REAL ESTATE -- 2.2%
    155,000   Catellus Development Corp.+ .          1,841,335        2,441,250
    118,000   Griffin Land & Nurseries Inc.          1,471,129        2,183,000


                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

     10,500   Gyrodyne Company of
                America Inc.+ .............       $    178,611     $    175,875
     10,000   Malan Realty Investors Inc. .            130,050           89,000
    500,000   Meditrust Companies .........          1,157,769        2,040,000
    100,900   Westfield America Inc. ......          1,664,958        1,637,607
                                                  ------------     ------------
                                                     6,443,852        8,566,732
                                                  ------------     ------------
              RETAIL -- 3.0%
     60,000   Aaron Rents Inc. ............            461,298          966,000
     60,000   Aaron Rents Inc., Cl. A .....            433,147          924,000
    110,000   Burlington Coat Factory
                Warehouse Corp. ...........          1,195,208        2,167,000
     12,000   Coldwater Creek Inc.+ .......            212,311          269,280
     45,000   Gerald Stevens Inc.+ ........            103,281           36,563
    130,000   Ingles Markets Inc., Cl. A ..          1,631,531        1,543,750
    210,000   Lillian Vernon Corp. ........          3,383,836        1,533,000
    120,000   Neiman Marcus Group Inc.,
                Cl. B+ ....................          3,826,247        3,624,000
     80,000   Sports Authority Inc.+ ......            470,469          174,400
     12,000   Weis Markets Inc. ...........            427,488          419,400
                                                  ------------     ------------
                                                    12,144,816       11,657,393
                                                  ------------     ------------
              SATELLITE -- 0.1%
     62,000   Liberty Satellite &
                Technology Inc., Cl. A+ ...            291,751          104,625
      8,000   Pegasus Communications
                Corp.+ ....................             70,830          184,000
                                                  ------------     ------------
                                                       362,581          288,625
                                                  ------------     ------------
              SPECIALTY CHEMICALS -- 2.9%
     80,000   Airgas Inc. .................            720,738          630,400
      2,000   Albemarle Corp. .............             46,500           44,900
      5,000   Arch Chemicals Inc. .........             95,688          106,500
    120,000   Ferro Corp. .................          2,322,624        2,439,600
     60,000   Fuller (H.B.) Co. ...........          1,912,526        2,527,500
    560,000   General Chemical Group Inc. .            662,060          448,000
     65,000   MacDermid Inc. ..............          1,305,307        1,175,200
    150,000   Material Sciences Corp.+ ....          1,401,170        1,207,500
    104,000   Omnova Solutions Inc. .......            705,038          690,560
     50,000   Penford Corp. ...............            539,601          440,625
     10,000   Quaker Chemical Corp. .......            181,138          176,900
     90,000   Schulman (A.) Inc. ..........          1,047,820        1,074,375
                                                  ------------     ------------
                                                    10,940,210       10,962,060
                                                  ------------     ------------
              TELECOMMUNICATIONS -- 1.0%
     20,000   ARC International Corp. .....             49,512              285
      9,200   Atlantic Tele-Network Inc. ..             92,644          151,800
     55,000   Citizens Communications Co.              524,892          695,750
     56,300   Commonwealth Telephone
                Enterprises Inc.+ .........          1,240,925        1,942,350
     22,000   Commonwealth Telephone
                Enterprises Inc., Cl. B+ ..            226,769          764,500

                See accompanying notes to financial statements.
                                       14

                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
    150,000   CoreComm Ltd.+ ..............       $    647,186     $     16,406
      6,000   RCN Corp.+ ..................             26,817           36,188
     25,000   Rogers Communications Inc.,
                Cl. B, ADR+ ...............            226,378          371,000
     40,000   Viatel Inc.+ ................            326,821           22,500
                                                  ------------     ------------
                                                     3,361,944        4,000,779
                                                  ------------     ------------
              TRANSPORTATION -- 0.1%
      2,000   Irish Continental Group plc .             18,258            6,100
     50,000   OMI Corp. ...................            313,120          324,000
                                                  ------------     ------------
                                                       331,378          330,100
                                                  ------------     ------------
              WIRELESS COMMUNICATIONS -- 1.4%
      5,000   AirGate PCS Inc.+ ...........            183,563          188,125
     30,000   Centennial Cellular Corp.,
                Cl. A+ ....................            464,354          318,750
     70,000   Leap Wireless
                International Inc.+ .......          2,031,900        1,964,375
    100,000   Price Communications Corp.+ .          1,049,317        1,721,000
     20,000   Rogers Wireless
                Communications Inc., Cl. B+            378,190          262,000
      3,000   Rural Cellular Corp., Cl. A+              61,044           80,813
     19,120   TeleCorp PCS Inc., Cl. A+ ...            390,164          287,995
     43,000   Teligent Inc., Cl. A+ .......            612,004           25,531
     10,000   Triton PCS Holdings Inc., Cl  A+         260,188          333,125
      1,000   Ubiquitel Inc.+ .............              6,238            5,750
      1,000   Western Wireless Corp., Cl. A+            26,061           40,625
                                                  ------------     ------------
                                                     5,463,023        5,228,089
                                                  ------------     ------------
              TOTAL COMMON STOCKS .........        309,127,427      347,596,822
                                                  ------------     ------------

              PREFERRED STOCKS -- 0.2%
              DIVERSIFIED INDUSTRIAL -- 0.2%
     56,000   WHX Corp.,
               6.50% Cv. Pfd., Ser. A .....            454,963          268,800
     75,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B .....          1,448,086          397,500
                                                  ------------     ------------
                                                     1,903,049          666,300
                                                  ------------     ------------
              TOTAL PREFERRED STOCKS ......          1,903,049          666,300
                                                  ------------     ------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                             COST            VALUE
   ------                                             ----            -----


              CONVERTIBLE BONDS -- 0.0%
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
$       500   MSC.Software Corp.,
               Sub. Deb. Cv.
               7.88%, 08/18/04 ............       $        126     $        475
                                                  ------------     ------------

              RIGHTS -- 0.0%
              WIRELESS COMMUNICATIONS -- 0.0%
     20,000   Rogers Wireless
               Communications Inc.+ .......                  0              600
                                                  ------------     ------------

              U.S. GOVERNMENT OBLIGATIONS -- 8.5%
 32,797,000   U.S. Treasury Bills,
               4.57% to 5.26%++,
               due 04/05/01 to 05/24/01 ...         32,697,270       32,697,270
                                                  ------------     ------------
              TOTAL
               INVESTMENTS -- 99.2%                343,727,872      380,961,467
                                                  ============     ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.8% .....................        3,150,847
                                                                   ------------
              NET ASETS -- 100.0% ............................     $384,112,314
                                                                   ============
------------------------
For Federal tax purposes:
Aggregate cost ...............................................     $343,727,872
                                                                   ============
Gross unrealized appreciation ................................       78,628,945
Gross unrealized depreciation ................................      (41,395,350)
                                                                   ------------
Net unrealized appreciation ..................................     $ 37,233,595
                                                                   ============
------------------------
(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
+     Non-income producing security.
++    Represents annualized yield at the date of purchase.
ADR - American Depositary Receipt.


                 See accompanying notes to financial statements.

                        THE GABELLI SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value
     (Cost $343,727,872) .....................................     $380,961,467
   Cash and foreign currency,
      at value (Cost $15,761) ................................           15,690
   Dividends and interest receivable .........................          455,499
   Receivable for investments sold ...........................        3,146,836
   Receivable for capital shares sold ........................          160,098
   Other assets ..............................................           11,965
                                                                   ------------
   TOTAL ASSETS ..............................................      384,751,555
                                                                   ------------
LIABILITIES:
   Payable for investments purchased .........................            1,450
   Payable for capital shares redeemed .......................           27,173
   Payable for investment advisory fees ......................          340,563
   Payable for distribution fees .............................           85,140
   Other accrued expenses ....................................          184,915
                                                                   ------------
   TOTAL LIABILITIES .........................................          639,241
                                                                   ------------
   NET ASSETS applicable to 20,815,537
     shares outstanding ......................................     $384,112,314
                                                                   ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ...............................     $     20,816
   Additional paid-in capital ................................      336,363,735
   Accumulated net investment income .........................          212,550
   Accumulated net realized gain on investments
     and foreign currency transactions .......................       10,281,971
   Net realized appreciation on investments
     and foreign currency transactions .......................       37,233,242
                                                                   ------------
   TOTAL NET ASSETS ..........................................     $384,112,314
                                                                   ============
   NET ASSET VALUE, offering and redemption
     price per share ($384,112,314 / 20,815,537
     shares outstanding; 1,000,000,000
     shares authorized of $0.001 par value) ..................           $18.45
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $4,758) ................     $  2,469,934
   Interest ..................................................          933,827
                                                                   ------------
   TOTAL INVESTMENT INCOME ...................................        3,403,761
                                                                   ------------

EXPENSES:
   Investment advisory fees ..................................        1,893,629
   Distribution fees .........................................          473,407
   Shareholder services fees .................................          206,975
   Shareholder report expenses ...............................           61,814
   Custodian fees ............................................           36,021
   Directors' fees ...........................................           26,412
   Legal and audit fees ......................................           22,801
   Registration fees .........................................           12,591
   Miscellaneous expenses ....................................           14,635
                                                                   ------------
   TOTAL EXPENSES ............................................        2,748,285
                                                                   ------------
   NET INVESTMENT INCOME .....................................          655,476
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments
     and foreign currency transactions .......................       15,873,512
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions ...........................      (18,365,531)
                                                                   ------------
   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS ............................................       (2,492,019)
                                                                   ------------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................................     $ (1,836,543)
                                                                   ============


STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED
                                                                              MARCH 31, 2001           YEAR ENDED
                                                                                (UNAUDITED)        SEPTEMBER 30, 2000
                                                                             ----------------      ------------------
OPERATIONS:
  Net investment income ....................................................    $     655,476        $     885,781
  Net realized gain on investments, futures contracts and
    foreign currency transactions ..........................................       15,873,512           73,307,441
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ......................................      (18,365,531)         (11,060,161)
                                                                                -------------        -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       (1,836,543)          63,133,061
                                                                                -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ....................................................         (879,845)                  --
  Net realized gain on investments .........................................      (75,618,685)         (34,529,473)
                                                                                -------------        -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................      (76,498,530)         (34,529,473)
                                                                                -------------        -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ...............       95,988,425           32,452,658
                                                                                -------------        -------------
  NET INCREASE IN NET ASSETS ...............................................       17,653,352           61,056,246

NET ASSETS:
  Beginning of period ......................................................      366,458,962          305,402,716
                                                                                -------------        -------------
  End of period ............................................................    $ 384,112,314        $ 366,458,962
                                                                                =============        =============

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $473,407, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2001, other than short term securities, aggregated $65,200,296 and $38,509,530, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2001, the Fund paid brokerage commissions of $258,136 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended March 31, 2001.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                            MARCH 31, 2001                  SEPTEMBER 30, 2000
                                                     ---------------------------           ---------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------     ------------        ---------      ------------
Shares sold ......................................    5,977,971     $119,889,302        5,968,164      $132,533,464
Shares issued upon reinvestment of dividends .....    4,189,440       72,897,246        1,593,188        33,008,696
Shares redeemed ..................................   (4,878,801)     (96,798,123)      (6,021,219)     (133,089,502)
                                                     -----------    ------------        ---------      ------------
Net increase .....................................    5,288,610     $ 95,988,425        1,540,133      $ 32,452,658
                                                     ==========     ============        =========      ============

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 2001, is set forth below:


                                                                                                            PERCENT
                                             SHARES                                          VALUE AT        OWNED
                             BEGINNING      PURCHASED    ENDING      REALIZED    DIVIDEND      MARCH       OF SHARES
                              SHARES         (SOLD)      SHARES       (LOSS)      INCOME     31, 2001     OUTSTANDING
                            ----------      ---------   --------     ---------  ---------   ----------    -----------
Trans-Lux Corp. .........      87,000          --         87,000       $    0     $6,090     $400,200        6.90%
                             --------       ---------     ------       ------     ------     --------        -----

THE GABELLI SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:
                                            SIX MONTHS ENDED
                                             MARCH 31, 2001                    YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------------------------
                                               (UNAUDITED)        2000            1999          1998         1997         1996
                                            -----------------  ---------        ---------    ---------    ---------     --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...    $   23.60       $   21.84        $   18.81    $   25.42    $   20.02     $  19.34
                                               ---------       ---------        ---------    ---------    ---------     --------
   Net investment income (loss) ...........         0.04            0.06            (0.07)       (0.03)       (0.07)       (0.09)
   Net realized and unrealized gain (loss)
     on investments .......................        (0.40)           4.16             3.63        (2.99)        7.70         2.11
                                               ---------       ---------        ---------    ---------    ---------     --------
   Total from investment operations .......        (0.36)           4.22             3.56        (3.02)        7.63         2.02
                                               ---------       ---------        ---------    ---------    ---------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..................        (0.06)             --               --           --           --           --
   Net realized gain on investments .......        (4.73)          (2.46)           (0.53)       (3.59)       (2.23)       (1.34)
                                               ---------       ---------        ---------    ---------    ---------     --------
   Total distributions ....................        (4.79)          (2.46)           (0.53)       (3.59)       (2.23)       (1.34)
                                               ---------       ---------        ---------    ---------    ---------     --------
   NET ASSET VALUE, END OF PERIOD .........    $   18.45       $   23.60        $   21.84    $   18.81    $   25.42     $  20.02
                                               =========       =========        =========    =========    =========     ========
   Total return+ ..........................      (0.34)%          21.00%           19.24%     (13.53)%       42.22%       10.97%
                                               =========       =========        =========    =========    =========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...    $ 384,112       $ 366,459        $ 305,403    $ 277,820    $ 296,519     $223,239
   Ratio of net investment income (loss)
     to average net assets ................        0.35%(b)        0.28%          (0.34)%      (0.14)%      (0.36)%      (0.42)%
   Ratio of operating expenses
     to average net assets (a) ............        1.45%(b)        1.49%            1.56%        1.44%        1.62%        1.58%
   Portfolio turnover rate ................          11%             47%              24%          20%          14%          11%
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49%, 1.53% and 1.52%, respectively.
(b)  Annualized.

--------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------

     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli FixedT Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account  directly  with us, you will be giving
     us  some  non-public   information  about  yourself.   The  non-public
     information we collect about you is:

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------
                                     22

--------------------------------------------------------------------------------
                          GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA
GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (CLASS AAA-NO-LOAD)              PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTICLASS)           TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                      TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS
       GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                               Robert J. Morrissey
CHAIRMAN AND CHIEF                                  ATTORNEY-AT-LAW
INVESTMENT OFFICER                                  MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                                 Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT                        FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK                        DEUTSCHE BUNDESBANK

Anthony J. Colavita                                 Anthony R. Pustorino
ATTORNEY-AT-LAW                                     CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                           PROFESSOR, PACE UNIVERSITY

Vincent D. Enright                                  Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                        MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                         BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                                    OFFICERS
Mario J. Gabelli, CFA                               Bruce N. Alpert
PRESIDENT AND CHIEF                                 VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB443Q101SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

                         THE
                         GABELLI
                         SMALL CAP
                         GROWTH
                         FUND



                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2001